PROSPECTUS                                                September 3, 1997
                                             As Supplemented February 1, 1998
  EVERGREEN(SM) SHORT AND                                     (Evergreen logo
  INTERMEDIATE TERM BOND FUNDS                                  appears here)
  EVERGREEN SHORT-INTERMEDIATE BOND FUND
  EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
  EVERGREEN INTERMEDIATE TERM BOND FUND
  CLASS Y SHARES
           The Evergreen Short and Intermediate Term Bond Funds (the "Funds") are designed to provide investors with a selection of investment alternatives which seek to provide a high level of current income.
           This Prospectus provides information regarding the Class Y shares offered by the Funds. Each Fund is, or is a series of, an open-end, diversified, management investment company. This Prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.
           A Statement of Additional Information for the Funds dated September 3, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission and is incorporated by reference herein. The Statement of Additional Information provides information regarding certain matters discussed in this Prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Funds at (800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this Prospectus carefully.
  AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR AN OBLIGATION OF OR GUARANTEED OR ENDORSED BY, ANY BANK, AND SHARES ARE NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY, AND INVOLVE RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                   KEEP THIS PROSPECTUS FOR FUTURE REFERENCE

                               TABLE OF CONTENTS

EXPENSE INFORMATION                                         3
FINANCIAL HIGHLIGHTS                                        4
DESCRIPTION OF THE FUNDS
         Investment Objectives and Policies                 6
         Investment Practices and Restrictions              8
ORGANIZATION AND SERVICE PROVIDERS                         13
         Service Providers                                 14
PURCHASE AND REDEMPTION OF SHARES
         How to Buy Shares                                 15
         How to Redeem Shares                              15
         Exchange Privilege                                17
         Shareholder Services                              17
         Banking Laws                                      18
OTHER INFORMATION
         Dividends, Distributions and Taxes                19
         General Information                               20

                              EXPENSE INFORMATION
       The table set forth below summarizes the shareholder transaction costs associated with an investment in the Class Y shares of each Fund. For further information see "Purchase and Redemption of Shares" and "General
Information -- Other Classes of Shares".

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a % of offering price)             None
Maximum Contingent Deferred Sales Charge (as a % of original purchase            None
price or redemption proceeds, whichever is lower)

       Annual operating expenses reflect the normal operating expenses of the Fund, and include costs such as management, distribution and other fees. The table below shows the Fund's actual or estimated annual operating expenses for the fiscal period ending on the date set forth besides the Fund's name. The example shows what you would pay if you invested $1,000 over periods indicated. The example assumes that you reinvest all of your dividends and that the Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. THE FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by the Funds see "Organization and Service Providers".
EVERGREEN SHORT-INTERMEDIATE BOND FUND (JUNE 30, 1997)

                                          ANNUAL OPERATING
                                              EXPENSES                                                 EXAMPLE
Advisory Fees                                   0.50%
                                                             After 1 Year                               $  16
12b-1 Fees                                      0.00%
                                                             After 3 Years                              $  51
Other Expenses                                  0.12%
                                                             After 5 Years                              $  88
                                                             After 10 Years                             $ 192
Total                                           0.62%

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND (JUNE 30, 1997)

                                          ANNUAL OPERATING
                                             EXPENSES*                                                 EXAMPLE
Management Fees                                 0.60%
                                                             After 1 Year                               $   8
12b-1 Fees                                      0.00%
                                                             After 3 Years                              $  26
Other Expenses                                  0.21%
                                                             After 5 Years                              $  45
                                                             After 10 Years                             $ 100
Total                                           0.81%

EVERGREEN INTERMEDIATE TERM BOND FUND (JUNE 30, 1998)

                                          ANNUAL OPERATING
                                             EXPENSES*                                                 EXAMPLE
Management Fees                                 0.64%
                                                             After 1 Year                                $ 9
12b-1 Fees                                         --
                                                             After 3 Years                               $27
Other Expenses                                  0.21%
Total                                           0.85%

*The annual operating expenses and examples reflect fee waivers and expense reimbursements where applicable. Actual expenses for Class Y shares for the most recent fiscal period were as follows:

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND                                                      0.89%
EVERGREEN INTERMEDIATE-TERM BOND FUND                                                                       1.20%

       From time to time, each Fund's investment adviser may, at its discretion, reduce or waive its fees or reimburse the Funds for certain of their expenses in order to reduce their expense ratios. Each Fund's investment adviser may cease these waivers and reimbursements at any time.
                                       3

                              FINANCIAL HIGHLIGHTS
       The tables on the following pages present, for each Fund, financial highlights for a share outstanding throughout each period indicated. The information in the table for EVERGREEN SHORT-INTERMEDIATE BOND FUND has been audited by KPMG Peat Marwick LLP, the Fund's independent auditors. For EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND, the information in the tables for the fiscal year ended June 30, 1997 and the ten month period ended June 30, 1996, has been audited by KPMG Peat Marwick LLP. Information for the fiscal periods prior to June 30, 1996, has been audited by other auditors. The EVERGREEN INTERMEDIATE TERM BOND FUND commenced operations on January 23, 1998. Consequently, no financial highlights are currently available. A report of KPMG Peat Marwick LLP on the audited information with respect to each Fund is incorporated by reference into the Fund's Statement of Additional Information. The following information for each Fund should be read in conjunction with the financial statements and related notes which are incorporated by reference into the Fund's Statement of Additional Information.
       Further information about a Fund's performance is contained in the Fund's annual report to shareholders, which may be obtained without charge.
EVERGREEN SHORT-INTERMEDIATE BOND FUND

                                        YEAR ENDED            SIX MONTHS
                                         JUNE 30,                ENDED               YEAR ENDED AUGUST 31,
                                     1997        1996      JUNE 30, 1995 (B)      1994        1993        1992
CLASS Y SHARES
Net asset value beginning of
  period........................      $9.82      $10.02            $9.52          $10.43      $10.41      $10.54
Income from investment
  operations:
Net investment income...........       0.64        0.64             0.33            0.65        0.69        0.70
Net realized and unrealized gain
  (loss) on investments.........       0.02       (0.19)            0.49           (0.91)       0.19       (0.02)
Total from investment
  operations....................       0.66        0.45             0.82           (0.26)       0.88        0.68
Less distributions from:
Net investment income...........      (0.65)      (0.65)           (0.32)          (0.65)      (0.68)      (0.70)
In excess of net investment
  income........................          0           0                0               0           0           0
Net realized gains on
  investments...................          0           0                0               0       (0.18)      (0.11)
Total distributions.............      (0.65)      (0.65)           (0.32)          (0.65)      (0.86)      (0.81)
Net asset value end of period...      $9.83       $9.82           $10.02           $9.52      $10.43      $10.41
TOTAL RETURN....................       6.88%       4.63%            8.80%          (2.55%)      8.67%       6.64%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses................       0.62%       0.69%            0.67%(a)        0.65%       0.66%       0.69%
  Total expenses excluding
    indirectly paid expenses....       0.62%         --               --              --          --          --
  Net investment income.........       6.48%       6.45%            6.68%(a)        6.56%       6.41%       6.67%
Portfolio turnover rate.........         45%         76%              34%             48%         73%         66%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................   $357,706    $352,095         $347,050        $345,025    $376,445    $324,068
                                  JANUARY 4, 1994 (C)
                                      DECEMBER 31,
                                          1991
CLASS Y SHARES
Net asset value beginning of
  period........................          $10.06
Income from investment
  operations:
Net investment income...........            0.71
Net realized and unrealized gain
  (loss) on investments.........            0.56
Total from investment
  operations....................            1.27
Less distributions from:
Net investment income...........           (0.71)
In excess of net investment
  income........................           (0.01)
Net realized gains on
  investments...................           (0.07)
Total distributions.............           (0.79)
Net asset value end of period...          $10.54
TOTAL RETURN....................           13.80%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses................            0.69%(a)
  Total expenses excluding
    indirectly paid expenses....              --
  Net investment income.........            7.12%(a)
Portfolio turnover rate.........              53%
NET ASSETS END OF PERIOD
  (THOUSANDS)...................        $256,254

(a) Annualized.
(b) The Fund changed its fiscal year end from December 31 to June 30.
(c) Commencement of class operations.
                                       4

EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND

                                                                                                                 NOVEMBER 1, 1991
                                                                                                                  (COMMENCEMENT
                                                         TEN MONTHS                                            OF CLASS OPERATIONS)
                                      YEAR ENDED            ENDED               YEAR ENDED AUGUST 31,                THROUGH
                                     JUNE 30, 1997    JUNE 30, 1996 (B)      1995        1994        1993        AUGUST 31, 1992
CLASS Y SHARES
Net asset value beginning
  of period.......................        $9.99             $10.15            $9.92      $10.61      $10.41            $10.00
Income from investment operations:
Net investment income.............         0.56               0.46             0.55        0.54        0.57              0.48
Net realized and unrealized gain
  (loss) on investments...........         0.03              (0.16)            0.23       (0.64)       0.24              0.40
Total from investment
  operations......................         0.59               0.30             0.78       (0.10)       0.81              0.88
Less distributions from:
Net investment income.............        (0.56)             (0.46)           (0.55)      (0.54)      (0.58)            (0.47)
Net realized gains on
  investments.....................            0                  0                0       (0.05)      (0.03)               --
Total distributions...............        (0.56)             (0.46)           (0.55)      (0.59)      (0.61)            (0.47)
Net asset value end of period.....       $10.02              $9.99           $10.15       $9.92      $10.61            $10.41
TOTAL RETURN......................         6.08%              3.00%            8.16%      (0.99%)      8.03%             9.04%
RATIOS/SUPPLEMENTAL DATA
Ratios to average net assets:
  Total expenses..................         0.81%              0.80%(a)         0.70%       0.55%       0.55%             0.55%(a)
  Total expenses excluding
    indirectly paid expenses......         0.81%                --               --          --          --                --
  Total expenses excluding waivers
    and reimbursements............         0.89%              0.87%(a)         0.84%       0.82%       0.83%             0.86%(a)
  Net investment income...........         5.52%              5.47%(a)         5.54%       5.22%       5.48%             5.68% (a)
Portfolio turnover rate...........           68%                28%              45%         45%         31%               47%
NET ASSETS END OF PERIOD
  (THOUSANDS).....................      $71,588            $87,004         $106,066    $106,448    $119,172           $87,648

(a) Annualized.
(b) The Fund changed its fiscal year end from August 31 to June 30.
                                       5

                            DESCRIPTION OF THE FUNDS
INVESTMENT OBJECTIVES AND POLICIES
       Each Fund's investment objectives are nonfundamental; as a result a Fund may change its objectives without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. Each Fund's fundamental policies cannot be changed without a shareholder vote. See the Statement of Additional Information ("SAI") for more information regarding a Fund's fundamental investment policies or other related investment policies. There can be no assurance that a Fund's investment objectives will be achieved.
EVERGREEN SHORT-INTERMEDIATE BOND FUND
       The objective of EVERGREEN SHORT-INTERMEDIATE BOND FUND is to attain a high level of current income, with capital growth as a secondary objective. The Fund invests in a broad range of investment grade debt securities. The Fund is suitable for conservative investors who want attractive income and permits them to participate in a broad portfolio of fixed income securities rather than purchasing a single issue.
       The Fund will invest at least 65% of its assets in bonds that, at the date of investment, are rated within the four highest categories by Standard & Poor's Ratings Group ("S&P") (AAA, AA, A and BBB), by Moody's Investors Service ("Moody's") (Aaa, Aa, A and Baa), by Fitch Investors Service, L.P. ("Fitch") (AAA, AA, A and BBB) or, if not rated under a different system, are of comparable quality to obligations so rated as determined by another nationally recognized statistical ratings organization or by the Fund's investment adviser. The Fund may invest the remaining 35% of its assets in lower rated bonds, but it will not invest in bonds rated below B. The Fund is not required to sell or otherwise dispose of any security that loses its rating or has its rating reduced after the Fund has purchased it.
       Debt securities may include fixed, adjustable rate, zero coupon, or stripped securities, debentures, notes, U.S. government securities, and debt securities convertible into, or exchangeable for, preferred or common stock. Debt securities may also include mortgage-backed and asset-backed securities (see "Investment Practices and Restrictions", below). The duration of the securities will not exceed 10 years. The Fund intends to maintain a dollar-weighted average maturity of 5 years or less.
       In normal market conditions the Fund may invest up to 20% of its assets in money market instruments consisting of: (1) high grade commercial paper, including master demand notes; (2) obligations of banks or savings and loan associations having at least $1 billion in deposits, including certificates of deposit and bankers' acceptances; (3) A-rated or better corporate obligations;
(4) obligations issued or guaranteed by the U.S. government or by any agency or instrumentality of the U.S. government; and (5) repurchase agreements collateralized by any security listed above.
       The types of U.S. government securities in which the Fund may invest include: direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes and bonds; and notes, bonds, and discount notes of U.S. government agencies or instrumentalities, such as the Farm Credit System, including the National Bank for Cooperatives, Farm Credit Banks, and Banks for Cooperatives; Farmers Home Administration; Federal Home Loan Banks; Federal Home Loan Mortgage Corporation ("FHLMC"); Federal National Mortgage Association ("FNMA"); Government National Mortgage Association ("GNMA"); Student Loan Marketing Association; Tennessee Valley Authority; Export-Import Bank of the United States; Commodity Credit Corporation; Federal Financing Bank; and National Credit Union Administration (collectively, "U.S. government securities"). Some U.S. government agency obligations are backed by the full faith and credit of the U.S. Treasury. Others in which the Fund may invest are supported by: the issuer's right to borrow an amount limited to a specific line of credit from the U.S. Treasury; discretionary authority of the U.S. government to purchase certain obligations of an agency or instrumentality; or the credit of the agency or instrumentality.
       The Fund may also invest up to 20% of its assets in foreign securities or U.S. securities traded in foreign markets in order to provide further diversification. The Fund may also invest in preferred stock; units which are debt
                                       6
securities with stock or warrants attached; and obligations denominated in foreign currencies. In making these decisions, the Fund's investment adviser will consider such factors as the condition and growth potential of various economies and securities markets, currency and taxation considerations and other pertinent financial, social, national and political factors. (See "Investment Practices and Restrictions" -- "Foreign Investments").
       The Fund may enter into dollar rolls in which the Fund sells income securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Fund foregoes principal and interest paid on such securities. The Fund is compensated by the difference between the current sales price and forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls are treated by the Fund in the same manner as reverse repurchase agreements for leverage purposes.
EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
       The investment objective of EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND is to preserve principal value and maintain a high degree of liquidity while providing current income.
       The Fund invests exclusively in U.S. Treasury obligations, obligations issued or guaranteed as to principal and interest by agencies and instrumentalities of the U.S. government, receipts evidencing separately traded principal and interest components of U.S. government obligations, obligations of supranational entities and repurchase agreements involving any of such obligations. No more than 35% of the Fund's assets may be invested in receipts, obligations of supranational entities and repurchase agreements involving such securities.
       The Fund will maintain an average weighted remaining maturity of approximately three to ten years, although under normal conditions the investment adviser expects to maintain an average maturity of three to six years. No remaining maturity will exceed ten years. The investment adviser may vary the average maturity substantially in anticipation of a change in the interest rate environment.
       The U.S. government obligations that the Fund may acquire include securities representing an interest in a pool of mortgage loans that are issued or guaranteed by a U.S. government agency. The primary issuers of these mortgage-backed securities are GNMA, FNMA and FHLMC. The only agency which may actually guarantee principal or interest is the GNMA. Mortgage-backed securities are in most cases "pass through" instruments through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificates. The mortgages backing these securities include conventional thirty-year fixed rate mortgages. However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than comparable bonds. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Fund will reinvest the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. For purposes of complying with the Fund's investment policy of acquiring securities with remaining maturity of ten years or less, the investment adviser will use the expected life of a mortgage-backed security.
EVERGREEN INTERMEDIATE TERM BOND FUND
       The Fund seeks current income by investing primarily in a broad range of investment quality debt securities. As a secondary objective, the Fund seeks to protect capital. Where appropriate the Fund will take advantage of opportunities to realize capital appreciation.
       The Fund seeks current income by normally investing at least 80% of its assets in debt securities including U.S. Treasury bills, notes and bonds; mortgage-backed securities issued by the U.S. government, its agencies or instrumentalities; mortgage-backed securities issued by private issuers; corporate debt securities; and commercial paper. The Fund's debt securities may also include fixed and adjustable-rate or stripped bonds, debentures, notes, equipment trust certificates and debt securities convertible into, or exchangeable for, preferred or common stock. The Fund may also invest in units, which are debt securities with stock or warrants to buy stock attached, and preferred stock.
                                       7

       Under ordinary circumstances, the Fund expects to invest at least 65% of its assets in bonds and debentures. The Fund will invest in securities that, at the time of investment, are rated within the four highest grades by S&P (AAA, AA, A and BBB), by Moody's (Aaa, Aa, A and Baa) or by Fitch (AAA, AA, A and
BBB), or if not rated or rated under a different system, are of comparable quality to obligations so rated, as determined by its investment adviser. The Fund may invest up to 25% of its assets in below-investment grade securities having a rating range of BB to CCC by S&P and Ba to Caa by Moody's, or if unrated or rated under a different system, believed by its investment adviser to be of comparable quality.
       Securities rated BB or lower by S&P or Fitch, or Ba or lower by Moody's, are considered predominately speculative with respect to the ability of the issuer to meet principal and interest payments. For more information on below-investment grade securities, see the statement of additional information.
       The Fund may also invest up to 50% of its assets in securities that are principally traded in securities markets located outside the United States.
       The Fund currently expects that the dollar weighted average maturity of its investments will range from three to seven years. However, the Fund may invest in securities with remaining maturities of ten years or less.
       Bonds which are rated BBB or Baa are considered to be medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Such bonds lack outstanding investment characteristics and may have speculative characteristics.
       When the Fund buys securities, it will consider the ratings of Moody's S&P and Fitch assigned to various debt securities as well as many other factors, including the preservation of capital, the potential for realizing capital appreciation, maturity and yield to maturity. The Fund will adjust its investments in particular securities or in types of debt securities in response to its appraisal of changing economic conditions and trends. The Fund may sell one security and purchase another security of comparable quality and maturity to take advantage of what it believes to be short-term differentials in market values or yield disparities.
Other Eligible Securities. The Fund may invest up to 20% of its total assets under ordinary circumstances and, when in its investment adviser's opinion market conditions warrant, up to 100% of its assets for temporary defensive purposes in the following types of money market instruments: (1) commercial paper, including master demand notes, that at the date of investment is rated A-1, the highest grade by S&P, P-1, the highest grade by Moody's or, if not rated by such services, is issued by a company which at the date of investment has an outstanding issue rated A or better by S&P or Moody's; (2) obligations, including certificates of deposit and bankers' acceptances, of banks or savings and loan associations having at least $1 billion in assets that are members of the Federal Deposit Insurance Corporation including U.S. branches of foreign banks and foreign branches of U.S. banks; (3) corporate obligations which at the date of investment are rated A or better by S&P or Moody's; and (4) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.
       The Fund may also invest in certain other types of derivative instruments, including interest rate swaps, equity swaps, index swaps, currency swaps and caps and floors, in addition to forwards, futures, options, mortgage-backed securities and other asset-backed securities mentioned below.
       In addition to the investment policies detailed above, the Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions."
INVESTMENT PRACTICES AND RESTRICTIONS
Risk Factors. Bond prices move inversely to interest rates, i.e. as interest rates decline the values of the bonds increase, and vice versa. The longer the maturity of a bond, the greater the exposure to market price fluctuations. The same market factors are reflected in the share price or net asset value of bond funds which will vary with interest rates. In addition, certain of the obligations in which each Fund may invest may be variable or floating rate instruments, which may involve a conditional or unconditional demand feature, and may include variable amount
                                       8
master demand notes. While these types of instruments may, to a certain degree, offset the risk to principal associated with rising interest rates, they would not be expected to appreciate in a falling interest rate environment.
Defensive Investments. The Funds may invest without limitation in high quality money market instruments, such as notes, certificates of deposit or bankers' acceptances, or U.S. government securities if, in the opinion of each Fund's investment adviser, market conditions warrant a temporary defensive investment strategy.
Downgrades. If any security invested in by any of the Funds loses its rating or has its rating reduced after a Fund has purchased it, a Fund is not required to sell or otherwise dispose of the security, but may consider doing so.
Repurchase Agreements. The Funds may invest in repurchase agreements. Repurchase agreements are agreements by which a Fund purchases a security (usually U.S. government securities) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker/dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. A Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of a Fund to sell the security in the open market in the case of a default. In such a case, a Fund may incur costs in disposing of the security which would increase Fund expenses. Each Fund's investment adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.
Reverse Repurchase Agreements. The Funds may also enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by a Fund to sell a security and repurchase it at a specified time and price. A Fund could lose money if the market values of the securities it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of a Fund.
When-Issued, Delayed-Delivery and Forward Commitment Transactions. A Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuation during this period and no income accrues to a Fund until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, a Fund relies on the other party to consummate the transaction; if the other party fails to do so, a Fund may be disadvantaged.
Securities Lending. In order to generate additional income, a Fund may lend up to 15% of its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Funds will only enter into loan arrangements with creditworthy borrowers and will receive collateral in the form of cash or U.S. government securities equal to at least 100% of the value of the securities loaned. There is the risk that when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.
Options And Futures. EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE TERM BOND FUND may engage in options and/or futures transactions. Options and futures transactions are intended to enable a Fund to manage market, interest rate or exchange rate risk, and the Funds do not use these transactions for speculation or leverage.
       EVERGREEN SHORT-INTERMEDIATE BOND FUND may attempt to hedge all or a portion of its portfolio through the purchase of both put and call options on its portfolio securities and listed put options on financial futures contracts for portfolio securities. The Fund may also write covered call options on its portfolio securities to attempt to increase current income. The Fund will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or have expired. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Fund may purchase listed put options on financial futures contracts. These options will be used only to protect portfolio securities against decreases in value resulting from market factors such as an anticipated increase in interest rates.
       EVERGREEN SHORT-INTERMEDIATE BOND FUND may write (i.e., sell) covered call and put options. By writing a call option, a Fund becomes obligated during the term of the option to deliver the securities underlying the option
                                       9
upon payment of the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. EVERGREEN SHORT-INTERMEDIATE BOND FUND also may write straddles (combinations of covered puts and calls on the same underlying security). The Funds may only write "covered" options. This means that so long as a Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option or, in the case of call options on U.S. Treasury bills, a Fund might own substantially similar U.S. Treasury bills. A Fund will be considered "covered" with respect to a put option it writes if, so long as it is obligated as the writer of the put option, it deposits and maintains with its custodian in a segregated account liquid assets having a value equal to or greater than the exercise price of the option.
       The principal reason for writing call or put options is to obtain, through a receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Funds receive a premium from writing a call or put option which they retain whether or not the option is exercised. By writing a call option, the Funds might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Funds might become obligated to purchase the underlying securities for more than their current market price upon exercise.
       A futures contract is a firm commitment by two parties: the seller, who agrees to make delivery of the specific type of instrument called for in the contract ("going short"), and the buyer, who agrees to take delivery of the instrument ("going long") at a certain time in the future. Financial futures contracts call for the delivery of particular debt instruments issued or guaranteed by the U.S. Treasury or by specified agencies or instrumentalities of the U.S. government. If a Fund enters into financial futures contracts directly to hedge its holdings of fixed income securities, it would enter into contracts to deliver securities at an undetermined price (i.e., "go short") to protect itself against the possibility that the prices of its fixed income securities may decline during the Fund's anticipated holding period. A Fund would agree to purchase securities in the future at a predetermined price (i.e., "go long") to hedge against a decline in market interest rates.
       The EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE TERM BOND FUND may also enter into currency and other financial futures contracts and write options on such contracts. The Funds intend to enter into such contracts and related options for hedging purposes. The Funds will enter into futures on securities, currencies, or index-based futures contracts in order to hedge against changes in interest rates, exchange rates or securities prices. A futures contract on securities or currencies is an agreement to buy or sell securities or currencies during a designated month at whatever price exists at that time. A futures contract on a securities index does not involve the actual delivery of securities, but merely requires the payment of a cash settlement based on changes in the securities index. A Fund does not make payment or deliver securities upon entering into a futures contract. Instead, it puts down a margin deposit, which is adjusted to reflect changes in the value of the contract and which remains in effect until the contract is terminated.
       The Funds may sell or purchase currency or other financial futures contracts. When a futures contract is sold by a Fund, the profit on the contract will tend to rise when the value of the underlying securities or currencies declines and to fall when the value of such securities or currencies increases. Thus, a Fund sells futures contracts in order to offset a possible decline in the profit on its securities or currencies. If a futures contract is purchased by a Fund, the value of the contract will tend to rise when the value of the underlying securities or currencies increases and to fall when the value of such securities or currencies declines.
       The EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE TERM BOND FUND may enter into closing purchase and sale transactions in order to terminate a futures contract. The Fund's ability to enter into closing transactions depends on the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market will exist for any particular contract or at any particular time. As a result, there can be no assurance that the Fund will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the contract and to complete the contract according to its terms, in which case it would continue to bear market risk on the transaction.
Risk Characteristics Of Options And Futures. Although options and futures transactions are intended to enable the Funds to manage market, exchange, or interest rate risks, these investment devices can be highly volatile, and the Funds use of them can result in poorer performance (i.e., the Funds' returns may be reduced). The Funds attempt
                                       10
to use such investment devices for hedging purposes may not be successful. Successful futures strategies require the ability to predict future movements in securities prices, interest rates and other economic factors. When the Funds use financial futures contracts and options on financial futures contracts as hedging devices, there is a risk that the prices of the securities subject to the financial futures contracts and options on financial futures contracts may not correlate perfectly with the prices of the securities in the Funds' portfolios. This may cause the financial futures contract and any related options to react to market changes differently than the portfolio securities. In addition, the Funds' investment advisers could be incorrect in their expectations and forecasts about the direction or extent of market factors, such as interest rates, securities price movements, and other economic factors. Even if the Funds' investment advisers correctly predict interest rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position did not correspond to changes in the value of its investments. In these events, the Funds may lose money on the financial futures contracts or the options on financial futures contracts. It is not certain that a secondary market for positions in financial futures contracts or for options on financial futures contracts will exist at all times. Although the Funds' investment advisers will consider liquidity before entering into financial futures contracts or options on financial futures contracts transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular financial futures contract or option on a financial futures contract at any particular time. The Funds' ability to establish and close out financial futures contracts and options on financial futures contract positions depends on this secondary market. If a Fund is unable to close out its position due to disruptions in the market or lack of liquidity, the Fund may lose money on the futures contract or option, and the losses to the Fund could be significant.
Zero-Coupon And Stripped Securities. The Funds may invest in zero-coupon and stripped securities. Zero-coupon securities in which the Funds may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Funds may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities.
       Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment banking firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on Treasuries ("CATS"). The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.
       In addition, the Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as "STRIPS" or "Separate Trading of Registered Interest and Principal of Securities". Under the STRIPS program, the Funds will be able to have their beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidence of ownership of the underlying U.S. Treasury securities.
       When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.
                                       11

Foreign Investments. EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE TERM BOND FUND may invest in foreign securities or securities denominated in or indexed to foreign currencies. In addition, EVERGREEN SHORT-INTERMEDIATE BOND FUND may invest in foreign currencies. Foreign securities may be affected by the strength of foreign currencies relative to the U.S. dollar, or by political or economic developments in foreign countries. Accounting procedures and government supervision may be less stringent than those applicable to U.S. companies. Foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. It may also be more difficult to enforce contractual obligations abroad than would be the case in the United States because of differences in the legal systems. Foreign securities may be subject to foreign taxes, which may reduce yield, and may be less marketable than comparable U.S. securities. All these factors are considered by the investment adviser before making any of these types of investments.
Foreign Currency Transactions. As discussed above, the EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE TERM BOND FUND may invest in securities of foreign issuers. When the Fund invests in foreign securities, they usually will be denominated in foreign currencies, and the Fund temporarily may hold funds in foreign currencies. Thus, the value of Fund shares will be affected by changes in exchange rates.
       As one way of managing exchange rate risk, in addition to entering into currency futures contracts, the Funds may enter into forward currency exchange contracts (agreements to purchase or sell currencies at a specified price and date). The exchange rate for the transaction (the amount of currency the Funds will deliver or receive when the contract is completed) is fixed when the Fund enters into the contract. The Funds usually will enter into these contracts to stabilize the U.S. dollar value of a security it has agreed to buy or sell. The Funds intend to use these contracts to hedge the U.S. dollar value of a security it already owns, particularly if the Funds expect a decrease in the value of the currency in which the foreign security is denominated. Although the Funds will attempt to benefit from using forward contracts, the success of its hedging strategy will depend on the investment adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. The value of the Fund's investment denominated in foreign currencies will depend on the relative strength of those currencies and the U.S. dollar, and the Funds may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. Although the Funds does not currently intend to do so, the Funds may also purchase and sell options related to foreign currencies. The Funds do not intend to enter into foreign currency transactions for speculation or leverage.
Risk Characteristics Of Asset-Backed Securities. The Funds may invest in asset-backed securities. Asset-backed securities are created by the grouping of certain governmental, government-related and private loans, receivables and other lender assets into pools. Interests in these pools are sold as individual securities. Payments from the asset pools may be divided into several different tranches of debt securities, with some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.
       Because the loans held in the asset pool often may be prepaid without penalty or premium, asset-backed securities and mortgage backed securities are generally subject to higher prepayment risks than most other types of debt instruments. Prepayment risks on mortgage securities tend to increase during periods of declining mortgage interest rates, because many borrowers refinance their mortgages to take advantage of the more favorable rates. Depending upon market conditions, the yield that the Funds receive from the reinvestment of such prepayments, or any scheduled principal payments, may be lower than the yield on the original mortgage security. As a consequence, mortgage securities may be a less effective means of "locking in" interest rates than other types of debt securities having the same stated maturity and may also have less potential for capital appreciation. For certain types of asset pools, such as collateralized mortgage obligations, prepayments may be allocated to one tranche of securities ahead of other tranches, in order to reduce the risk of prepayment for the other tranches.
       Prepayments may result in a capital loss to the Funds to the extent that the prepaid mortgage securities were purchased at a market premium over their stated amount. Conversely, the prepayment of mortgage securities purchased at a market discount from their stated principal amount will accelerate the recognition of interest income
                                       12
by the Funds, which would be taxed as ordinary income when distributed to the shareholders. The credit characteristics of asset-backed securities also differ in a number of respects from those of traditional debt securities. The credit quality of most asset-backed securities depends primarily upon the credit quality of the assets underlying such securities, how well the entity issuing the securities is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit enhancement to such securities.
Derivatives. The EVERGREEN INTERMEDIATE TERM BOND FUND may invest in derivatives only if the expected risks and rewards are consistent with its objectives and policies.
       Derivatives are financial contracts whose value is based on an underlying asset, such as a stock or a bond, or an underlying economic factor, such as an index or an interest rate.
       Losses from derivatives can sometimes be substantial. This is true partly because small price movements in the underlying asset can result in immediate and substantial gains or losses in the value of the derivative. Derivatives can also cause the Fund to lose money if the Fund fails to correctly predict the direction in which the underlying asset or economic factor will move.
Borrowing. The Funds may not borrow money except as a temporary measure to facilitate redemption requests or for extraordinary or emergency purposes. The proceeds from borrowings may be used to facilitate redemption requests which might otherwise require the untimely disposition of portfolio securities. The specific limits applicable to borrowing by each Fund are set forth in the Statement of Additional Information.
Illiquid Securities. The Funds may invest up to 15% of their net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purposes of the foregoing 15% limit. The inability of a Fund to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair a Fund's ability to raise cash for redemptions or other purposes.
Restricted Securities. The Funds may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the United States. Each Fund's investment adviser determines the liquidity of Rule 144A securities according to guidelines and procedures adopted by the Fund's Board of Trustees. The Board of Trustees monitors the investment adviser's application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which a Fund's investment adviser has determined to be liquid or readily marketable, are not subject to the 15% limit on illiquid securities.
                       ORGANIZATION AND SERVICE PROVIDERS
Fund Structure. Each Fund is an investment pool, which invests shareholders' money towards a specified goal. Each Fund is a diversified series of an open-end, investment management company, called "Evergreen Fixed Income Trust" (the "Trust"). The Trust is a Delaware business trust organized on September 17, 1997.
Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee each Fund's activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.
Shareholder Rights. All shareholders of a given Class participate equally in dividends and distributions from a Fund's assets and have equal liquidation and other rights. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, your shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Funds may establish additional classes or series of shares.
       The Funds do not hold annual shareholder meetings; a Fund may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Funds are prepared to assist shareholders in communicating
                                       13
with one another for the purpose of convening a meeting to elect trustees. If any matters are to be voted on by shareholders, each share owned as of the record date for the meeting would be entitled to one vote for each dollar of net asset value applicable to each share.
SERVICE PROVIDERS
Investment Adviser. The investment advisor to EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND is the Capital Management Group of First Union National Bank ("FUNB"), a subsidiary of First Union Corporation ("First Union"). First Union and FUNB are located at 201 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.
       The investment adviser to EVERGREEN INTERMEDIATE TERM BOND FUND is Keystone Investment Management Company ("Keystone"). Keystone has provided investment advisory and management services to investment companies and private accounts since it was organized in 1932. Keystone is an indirect subsidiary of FUNB.
       The EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND pays FUNB an annual fee for its services equal to 0.50% and 0.60% of the Fund's average daily net assets, respectively.
       The EVERGREEN INTERMEDIATE TERM BOND FUND pays Keystone a fee, calculated on an annual basis, equal to 2.0% of gross dividend and interest income of the Fund plus 0.50% of the first $100,000,000 of the aggregate net asset value of shares of each Fund, plus 0.45% of the next $100,000,000, plus 0.40% of the next $100,000,000, plus 0.35% of the next $100,000,000, plus 0.30% of the next
$100,000,000, plus 0.25% of amounts over $500,000,000, computed as of the close of business each business day and paid monthly.
Portfolio Managers. Thomas L. Ellis has been the portfolio manager of EVERGREEN SHORT-INTERMEDIATE BOND FUND since its inception in 1988. Mr. Ellis has over 28 years of experience in investments. Since joining First Union in 1985, Mr. Ellis has been a Vice President and Senior Portfolio Manager. At First Union he is responsible for the portfolio management of over $1 billion in taxable fixed income assets, including Evergreen Select Fixed Income Fund; the Fixed Income Fund, a common trust fund; and 17 separate accounts. Prior to joining First Union, Mr. Ellis served in the bond department of 1st Tennessee Bank.
       The portfolio manager of EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND since its inception in 1991 has been Robert Cheshire. Since joining First Fidelity Bank in 1990, which was acquired by First Union in 1995, Robert Cheshire has been a Vice President and Senior Portfolio Manager. He is also head of the Newark Taxable Fixed Income Unit.
       Christopher P. Conkey is the portfolio manager of EVERGREEN INTERMEDIATE TERM BOND FUND. Mr. Conkey has served as Chief Investment Officer of Fixed Income for the past nine months and as Head of the High Grade Bond Team for Keystone for the last three years. During the past five years at Keystone Mr. Conkey has also served as portfolio manager of several high grade fixed income funds, several high grade-high yield fixed income funds and several off-shore closed-end fixed income funds.
Administrator. Evergreen Investment Services, Inc. ("EIS") serves as administrator to EVERGREEN SHORT-INTERMEDIATE BOND FUND and EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND. EIS provides each fund with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of each fund at a rate based on the total assets of all the mutual funds advised by First Union subsidiaries. The administration fee is calculated in accordance with the following schedule:
                Administration Fee
                0.050% on the first $7 billion
                0.035% on the next $3 billion
                0.030% on the next $5 billion
                0.020% on the next $10 billion
                0.015% on the next $5 billion
                0.010% on assets in excess of $30 billion
                                       14

       EIS also provides facilities, equipment and personnel to EVERGREEN INTERMEDIATE TERM BOND FUND on behalf of its investment adviser.
Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116, acts as each Fund's transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union Corporation.
Custodian. State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827 acts as each Fund's custodian.
Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of each Fund.
                       PURCHASE AND REDEMPTION OF SHARES
HOW TO BUY SHARES
       Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone or their affiliates.
       Eligible investors may purchase Class Y shares of a Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase Class Y shares of a Fund by mailing to the Fund, c/o Evergreen Service Company, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed Application and a check payable to the Fund. You may also telephone 1-800-343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed Application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.
       There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the Application for more information. Only Class Y shares are offered through this Prospectus (see "General Information" -- "Other Classes of Shares").
How the Fund Values Its Shares. The net asset value of each Class of shares of a Fund is calculated by dividing the value of the amount of a Fund's net assets attributable to that Class by the number of outstanding shares of that Class. Shares are valued each day the New York Stock Exchange (the "Exchange") is open as of the close of regular trading (currently 4:00 p.m. Eastern time). The securities in a Fund are valued at their current market values determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Trustees of the Trust believe would accurately reflect fair value. Non-dollar denominated securities will be valued as of the close of the Exchange at the closing price of such securities in their principal trading markets.
Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or a Fund's investment adviser incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse a Fund or its investment adviser for any loss. In addition, such investor may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.
HOW TO REDEEM SHARES
       You may redeem (i.e. sell) your Class Y shares for cash at the net redemption value on any day the Exchange is open, either by writing to each Fund, c/o ESC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent next calculated after a Fund receives
                                       15
your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.
Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (Eastern time).
Redeeming Shares Directly by Mail or Telephone. Send a signed letter of instruction or stock power form to the Fund, c/o ESC, the registrar, transfer agent and dividend-disbursing agent for each Fund. Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Exchange Act of 1934 and ESC's policies.
       Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this Prospectus between the hours of 8:00 a.m. and 6:00 p.m. (Eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Redemption requests received after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach the Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the Application and choose how the redemption proceeds are to be paid. Redemption proceeds will either (1) be mailed by check to the shareholder at the address in which the account is registered or (2) be wired to an account with the same registration as the shareholder's account in a Fund at a designated commercial bank.
       In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this Prospectus, except redemption by mail, and to impose fees.
       Except as otherwise noted, the Funds, ESC and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line, or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.
Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll free 1-800-346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.
                                       16

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the Securities and Exchange Commission ("SEC") so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90 day period for any one shareholder.
EXCHANGE PRIVILEGE
How To Exchange Shares. You may exchange some or all of your Class Y shares for shares of the same Class in the other Evergreen funds through your financial intermediary or by calling or writing to ESC or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange, which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of each Fund.
       Each of the Evergreen funds has different investment objectives and policies. For complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by the Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold. Exchanges Through Your Financial Intermediary. Generally, your financial intermediary must receive exchange instructions before 4:00 p.m. (Eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.
Exchanges by Telephone and Mail. Exchange requests made after 4:00 p.m. (Eastern time) will be processed using the net asset value determined on the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the Application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares", however, no signature guarantee is required.
SHAREHOLDER SERVICES
       The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or the toll-free number on the front page of this Prospectus. Some services are described in more detail in the Application.
Systematic Investment Plan. Under a Systematic Investment Plan you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.
Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (Eastern time) will be credited to a shareholder's account the day the request is received.
                                       17

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan by filling out the appropriate part of the Application. Under this plan, you may receive (or designate a third party to receive) payments in a stated amount of at least $75, or a maximum of 1.0% per month or 3.0% per quarter of the total net asset value of your account when the Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gain distributions reinvested automatically.
Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.
Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected Fund's net asset value is relatively low and fewer shares being purchased when a Fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.
       Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the Application (1) the dollar amount of each monthly or quarterly investment you wish to make and (2) a Fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.
Two Dimensional Investing. You may elect to have income and capital gains distributions from any Class Y Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your Application and indicate the Evergreen fund(s) into which distributions are to be invested.
Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Savings Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts and Money Purchase Pension Plans. For details, including fees and application forms, call toll free 1-800-247-4075 or write to ESC.
BANKING LAWS
       The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing securities in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment adviser, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of its customer. Keystone, since it is a subsidiary of FUNB, and FUNB are subject to and in compliance with the aforementioned laws and regulations.
       Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB or Keystone being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by its customers. If FUNB or Keystone were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment adviser. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.
                                       18

                               OTHER INFORMATION
DIVIDENDS, DISTRIBUTIONS AND TAXES
       The Funds intend to declare dividends from net investment income daily and distribute to its shareholders such dividends monthly. The Funds intend to declare and distribute all net realized capital gains at least annually. Shareholders receive a Fund's distributions in the form of additional shares of that class of shares upon which the distribution is based or, at the shareholder's option, in cash. Shareholders of a Fund who have not opted to receive cash prior to the payable date for any dividend from net investment income or the record date for any capital gains distribution will have the number of such shares determined on the basis of a Fund's net asset value per share computed at the end of that day after adjustment for the distribution. Net asset value is used in computing the number of shares in both capital gains and income distribution investments.
       Each Fund intends to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any Federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.
       Account statements and/or checks, as appropriate, will be mailed within seven days after a Fund pays a distribution. Unless a Fund receives instructions to the contrary before the record or payable date, as the case may be, it will assume that a shareholder wishes to receive that distribution and future capital gains and income distributions in shares. Instructions continue in effect until changed in writing.
       Any taxable dividend declared in October, November or December to shareholders of record in such a month and paid by the following January 31 will be includable in the taxable income of shareholders as if paid on December 31 of the year in which the dividend was declared.
       A Fund may be subject to foreign withholding taxes which would reduce the yield on its investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes. Shareholders of a Fund who are subject to United States Federal income tax may be entitled, subject to certain rules and limitations, to claim a Federal income tax credit or deduction for foreign income taxes paid by a Fund. See the Statement of Additional Information for additional details. A Fund's transactions in options, futures and forward contracts may be subject to special tax rules. These rules can affect the amount, timing and characteristics of distributions to shareholders.
       Each Fund is required by Federal law to withhold 31% of reportable payments (which may include dividends, capital gain distributions, if any, and redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, you must certify on the Application, or on a separate form supplied by the Funds' transfer agent, that your social security or taxpayer identification number is correct and that you are not currently subject to backup withholding or are exempt from backup withholding. A shareholder who acquires Class A shares of a Fund and sells or otherwise disposes of such shares within ninety days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain and loss realized upon a sale or exchange of shares of the Fund.
       A Fund intends to distribute its net capital gains as capital gains dividends. Shareholders should treat such dividends as long-term capital gains. A Fund will designate capital gains distributions as such by a written notice mailed to each shareholder no later than 60 days after the close of a Fund's taxable year. If a shareholder receives a capital gain dividend and holds his shares for six months or less, then any allowable loss on disposition of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.
       The foregoing discussion of Federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax
                                       19

Information" contained in the Statement of Additional Information. In addition, you should consult your own tax adviser as to the tax consequences of investments in the Funds, including the application of state and local taxes which may be different from Federal income tax consequences described above. GENERAL INFORMATION
Portfolio Turnover. The estimated annual portfolio turnover for each Fund is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of a Fund's portfolio securities were replaced in one year. The portfolio turnover rate experienced by a Fund directly affects the transaction costs relating to the purchase and sale of securities which a Fund bears directly. A high rate of portfolio turnover will increase such costs. See the SAI for further information regarding the practices of each Fund affecting portfolio turnover.
Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.
Other Classes of Shares. The Funds currently offer four classes of shares, Class A, Class B, Class C and Class Y, and may in the future offer additional classes. Class Y shares are the only class of shares offered by this Prospectus and are only available to (1) shareholders who at or prior to December 30, 1994 owned shares in a mutual fund advised by Evergreen Asset, (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset, Keystone or their affiliates. The dividends payable with respect to Class A, Class B and Class C shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing-related expenses borne by Class A, Class B and Class C shares and the fact that such expenses are not borne by Class Y shares.
Performance Information. The Funds may quote their "total return" or "yield" for specified periods in advertisements, reports, or other communications to shareholders. Total return and yield are computed separately for each Class of shares. Performance data for one or more Classes may be included in any advertisement or sales literature using performance data of a Fund.
       Yield is a way of showing the rate of income a Fund earns on its investments as a percentage of the Fund's share price. A Fund's yield is calculated according to accounting methods that are standardized by the SEC for all stock and bond funds. Because yield accounting methods differ from the method used for other accounting purposes, a Fund's yield may not equal its distribution rate, the income paid to your account or the net investment income reported in the Funds' financial statements. To calculate yield, a Fund takes the interest income it earned from its portfolio of investments (as defined by the SEC formula) for a 30-day period (net of expenses), divides it by the average number of shares entitled to receive dividends, and expresses the result as an annualized percentage rate based on a Fund's share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities.
       Total returns are based on the overall dollar or percentage change in the value of a hypothetical investment in a Fund. A Fund's total return shows its overall change in value including changes in share prices and assumes all the Fund's distributions are reinvested. A cumulative total return reflects a Fund's performance over a stated period of time. An average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if a Fund's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in a Fund's return, you should recognize that they are not the same as actual year-by-year results. To illustrate the components of overall performance, a Fund may separate its cumulative and average annual total returns into income results and realized and unrealized gain or loss.
       Comparative performance information may also be used from time to time in advertising or marketing a Fund's shares, including data from Lipper Analytical Services, Inc. and Morningstar, Inc. and other industry publications. A Fund may also advertise in items of sales literature an "actual distribution rate" which is computed by dividing the total ordinary income distributed (which may include the excess of short-term capital gains over losses) to shareholders for the latest twelve month period by the maximum public offering price per share on the last day of the period. Investors should be aware that past performance may not be reflective of future results.
                                       20

       In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. The materials may also reprint, and use as advertising and sales literature, articles from EVERGREEN EVENTS, a quarterly magazine provided free of charge to Evergreen fund shareholders.
Additional Information. This Prospectus and the Statement of Additional Information, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statements filed by the Trusts with the SEC under the Securities Act of 1933, as amended. Copies of the Registration Statements may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.
                                       21

  INVESTMENT ADVISER
  Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288
      EVERGREEN SHORT-INTERMEDIATE BOND FUND
     EVERGREEN INTERMEDIATE-TERM GOVERNMENT SECURITIES FUND
  Keystone Investment Management Company, 200 Berkeley Street, Boston, Massachusetts 02116-5034
      EVERGREEN INTERMEDIATE TERM BOND FUND
  CUSTODIAN
  State Street Bank and Trust Company, Box 9021, Boston, Massachusetts
  02205-9827
  TRANSFER AGENT
  Evergreen Service Company, Box 2121, Boston, Massachusetts 02106-2121
  LEGAL COUNSEL
  Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C.
  20036
  INDEPENDENT ACCOUNTANTS
  KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110
  DISTRIBUTOR
  Evergreen Distributor, Inc., 125 W. 55th Street, New York, New York 10019
  65071                                                              541692-Rev1